MAY 27, 2026 2026 Analyst & Investor Day

Welcome & Agenda Kristie Waugh Senior Vice President, Investor Relations and FP&A

Forward-looking statements Certain statements made in this presentation may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning future strategic objectives, business prospects, anticipated savings, financial results (including expenses, earnings, liquidity, cash flow and capital expenditures), industry or market conditions (including changes in interest rates and inflation), demand for and pricing of our products (including cash sweep and deposit offerings), acquisitions, anticipated results of litigation, regulatory developments, and general economic conditions. In addition, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “forecasts,” and future or conditional verbs such as “may,” “will,” “could,” “should,” and “would,” as well as any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions. Although we make such statements based on assumptions that we believe to be reasonable, there can be no assurance that actual results will not differ materially from those expressed in the forward-looking statements. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our filings with the Securities and Exchange Commission (the “SEC”) from time to time, including our most recent Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available at www.raymondjames.com and the SEC’s website at www.sec.gov. We expressly disclaim any obligation to update any forward-looking statement in the event it later turns out to be inaccurate, whether as a result of new information, future events, or otherwise. 3

Agenda 1:00 PM – 2:30 PM Strategic Overview PAUL SHOUKRY CEO, Raymond James Financial Private Client Group TASH ELWYN President, Private Client Group Asset Management SCOTT CURTIS COO, Raymond James Financial President, Asset Management 2:30 PM Break 2:45 PM – 4:45 PM Capital Markets JIM BUNN President, Capital Markets & Advisory Bank Segment STEVE RANEY President, Bank Segment Technology ANDY ZOLPER Chief Information Officer, Raymond James Financial Financial Review BUTCH OORLOG CFO, Raymond James Financial 4

Presenters Vin Campagnoli Executive Vice President Technology & Operations Tash Elwyn President Private Client Group Paul Shoukry Chief Executive Officer Raymond James Financial Steve Raney President Bank Segment Butch Oorlog Chief Financial Officer Raymond James Financial Jim Bunn President Capital Markets & Advisory Andy Zolper Chief Information Officer Raymond James Financial Scott Curtis COO Raymond James Financial President Asset Management 5

Strategic Overview Paul Shoukry CEO, Raymond James Financial

Values We put clients first. We act with integrity. We think long-term. We value independence. 7

To be the absolute best firm for financial professionals and their clients Vision 8

*Pie charts above do not include intersegment eliminations or the Other segment. The Other segment includes interest income on certain corporate cash balances, the results of our private equity investments, which predominantly consist of investments in third-party funds, certain other corporate investing activity, and certain corporate overhead costs of Raymond James that are not allocated to other segments including the interest costs on our public debt, certain provisions for legal and regulatory matters, and certain acquisition-related expenses. Highly diversified businesses 68% 12% 8% 12% Bank Private Client Group 64% 20% 7% 9% Bank Private Client Group Asset Management Capital Markets 2 0 1 0 N E T R E V E N U ES* $ 2 . 9B 2 0 2 5 N E T R E V E N U ES* $ 1 4 .1B 9 Asset Management Capital Markets

Financial strength

24.0%
total capital ratio

>2X
regulatory requirement[1]

$3.0B
corporate cash[2]

Credit ratings and stable outlooks

A- Fitch
A3 Moody's
A- Standard and Poor's

As of 3/31/26.
1. To meet minimum risk-based capital requirement plus a capital conversation buffer of 2.5%. 2. This amount includes cash on hand at the parent, as well as parent cash loaned to Raymond James & Associates ("RJ&A"), which RJ&A has invested on behalf of RJF or otherwise deployed in its normal business activities.

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RAYMOND JAMES

Power of personal

… and a resilient financial profile 12 Trust and relationships lead to profitability 153 consecutive quarters profitability T r a i l i n g 3 d e c a d e s $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 E a rn in gs p er c o m m o n s h ar e (b a si c) 2Q26

EXPAND MARKET SHARE IN ALL BUSINESSES INCREASE COLLABORATION ACROSS BUSINESSES INVEST IN TOOLS AND RESOURCES ENHANCE INFRASTRUCTURE Hire, retain and develop the best people Leverage technology & AI 1 2 3 4

Expand market share PRIVATE CLIENT GROUP CAPITAL MARKETS ASSET MANAGEMENT BANK Raymond James has opportunities to grow market share in each our business units • Record advisor recruiting results in FY 2025 with $407 million of recruited trailing- twelve-month production • Domestic net new assets of $54 billion in first six months of FY 2026 • Added securitization advisory and placement capabilities through acquisition of GreensLedge • Enhanced product offering with acquisition of Clark Capital which provides wealth-focused asset management and model portfolio capabilities • Expanded private client lending with 31% year-over- year growth of securities- based loan balances as of March quarter-end 1 14

Sustainable growth vs. growth at all costs

Focusing on collaboration to differentiate our financial professionals


PRIVATE CLIENT GROUP
Lending solutions
Stable source of deposits
Corporate executive services
Referrals
Referrals
Unique investment opportunities
High quality research
Product due diligence and selection (Asset Management Services) solutions
Unique access to portfolio managers
Investment options (Raymond James Investment Management)
BANK
Loans to institutional clients
Research
Referrals
Private Credit Joint Venture
CAPITAL MARKETS
Economic and industry research and perspectives
Trading
ASSET MANAGEMENT

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RAYMOND JAMES

In 2019, Raymond James launched an elite program for financial advisors serving HNW business owners. Its purpose was to equip advisors with knowledge and confidence to add value to business owner relationships and successfully integrate Investment Banking capabilities into their practices. Today, Raymond James calls this program the … INSTITUTE FOR BUSINESS OWNER EXCELLENCE O P T I O N 2 17

18 Technology investments are strengthening growth, productivity and platform resilience. Raymond James is using technology to enhance advisor capabilities, improve efficiency, support recruiting and retention, and reinforce the firm’s long-term competitive position. Invest in tools and resources3 TECHNOLOGY IS A MEANINGFUL COMPETITIVE DIFFERENTIATOR FOR ADVISOR RECRUITING AND RETENTION INVESTMENT IS FOCUSED ON INCREASING ADVISOR PRODUCTIVITY AND CLIENT-FACING CAPACITY AI USED TO SUPPORT ADVISORS AND ASSOCIATES, IMPROVE EFFICIENCY, AND ENHANCE THE CLIENT EXPERIENCE TECHNOLOGY SUPPORTS RESILIENCE, CYBERSECURITY, AND PLATFORM STABILITY

19 AI is an enabler of the Advisor- Client relationship BACK OFFICE MIDDLE OFFICE FRONT OFFICE

Enhance infrastructure 4 20

Financially attractive Strategic fit Culture fit 21 M&A

Our financial strength provides the stability and flexibility needed to drive enduring, sustainable growth. Personal relationships are at our core. Our culture and long- term focus will continue to guide our decision making. To recap 22 Each of our business units is uniquely positioned for meaningful and impactful growth.

Private Client Group Tash Elwyn President, Private Client Group

Private Client Group at a glance

- Unique combination of culture and capabilities
- AdvisorChoice across scaled affiliation models – employee, independent contractor, financial institutions, and RIA[1]
- #7 largest U.S. Wealth Manager [2] by client assets
- Strong organic growth with profession-leading advisor retention and robust recruiting momentum
- Robust wealth management capabilities to support advisors in serving clients

$1.7 trillion
client assets under administration

16%
5-year CAGR [3] for assets in fee-based accounts

9,076
PCG advisors

$54 billion
domestic PCG net new assets for first six months FY26 [4]

As of March 31, 2026 unless otherwise noted. 1. RIA stands for Registered Investment Advisor, which refers to firms or individuals who are registered to provide investment advice and typically operate as independent, fee-based advisors 2. Source: Cerulli Report, U.S. Advisor Metrics 2025. 3. 5-year CAGR for period FY 2020 – FY 2025. 4. Domestic Private Client Group net new assets represents domestic Private Client Group client inflows, including dividends and interest, less domestic Private Client Group client outflows, including commissions, advisory fees and other fees. Figure includes six-month period ended March 31, 2026.

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RAYMOND JAMES

5-year CAGR for balances as of September 30, 2020 – September 30, 2025. Long-term client asset growth fueled by advisor and client-first focus 25 Strong client asset growth and greater adoption of fee-based programs have driven a 16% CAGR over the past five years. Fee-based assets represent 61% of PCG client assets, driving higher recurring revenues and more consistent earnings. 54% 56% 56% 57% 58% 61% 61% 475 1,008 1,043 $883 $1,666 $1,699 30-Sep-2020 30-Sep-2021 30-Sep-2022 30-Sep-2023 30-Sep-2024 30-Sep-2025 31-Mar-2026 PCG assets in fee-based accounts ($ in billions, % of total PCG AUA) 16% CAGR FEE-BASED AUA 14% CAGR PCG AUA PCG ASSETS UNDER ADMINISTRATION $ BILLIONS

$539 $749 $1,030 $1,763 $1,785 $1,720 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 9.7% 11.3% 13.4% 20.4% 18.9% 16.9% $5,552 $6,611 $7,710 $8,654 $9,459 $10,182 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 NET REVENUES $ MILLIONS PRE-TAX INCOME & PRE-TAX MARGIN $ MILLIONS Charts not to scale. 5-year CAGR for period FY 2020 – FY 2025. Our relentless focus on enabling advisors to serve clients has driven strong revenue and pre-tax income growth 26 13% 5-Yr CAGR 26% 5-Yr CAGR

Inspire and empower the world's best financial professionals. What it means: The next decade and beyond inspire We provide the insights, tools and products/services in a supportive culture of independence to encourage and enable growth. empower We ensure financial advisors have the insights, tools, products and services needed to create and execute plans that support each client’s full financial picture. world’s best We seek for Raymond James financial professionals to be world class in their fields. financial professionals We partner with financial advisors and their teams while ensuring all associates feel supported, engaged and empowered – whether they serve clients directly, support branches and offices, or work in our corporate locations. 27

Growth engine: advisor retention, recruiting, increased productivity Unique culture & breadth of capabilities Why are we successful? Multiple affiliation models provide largest addressable market 28

CULTURE
RAYMOND JAMES
Advisor- and client-focused culture
Leading technology and solutions
Strong balance sheet and independence
CAPABILITIES

Our AdvisorChoice model services the largest addressable market in the industry

U.S. Retail Wealth total addressable market:

$36 trillion in client assets managed by ~289,000 financial advisors

EMPLOYEE	INDEPENDENT	RIA & CUSTODY SERVICES
	INDEPENDENT CONTRACTORS & FINANCIAL INSTITUTIONS	

The movement to "independence" is not channel-specific

Source: Cerulli Report, U.S. Advisor Metrics 2025.

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RAYMOND JAMES

Strong asset growth across our multiple affiliation models 31 455 705 437 631 78 228 $970 $1,564 31-Mar-2021 31-Mar-2026 Employee Independent RIA & Custody Services (RCS) DOMESTIC PCG ASSETS UNDER ADMINISTRATION $ BILLIONS 8% 5-Year CAGR 24% 5-Year CAGR 9% 5-Year CAGR Quarter-end balances as of March 31, 2021 and March 31, 2026, respectively. 5-year CAGR for period ending second quarter of fiscal year 2021 and 2026, respectively. 10% 5-Year CAGR Asset growth is broad-based and across all our affiliation models

Driving sustainable growth through our proven model 32 Sustainable Growth Advisor Retention Protects the base Experienced Advisor Recruiting Expands the base Advisor Productivity Compounds the base 1 23

Treating advisors as clients leads to strong retention 33 Culture Profession-leading retention comes from advisors feeling respected, supported and independent Balance sheet strength Product breadth Technology Book ownership Power of Personal 1 Overall Satisfaction with Raymond James Satisfied 97% Advisor Raymond James Voice of the Advisor Survey First Half of FY 2026

Succession & Capital Solutions 34 Recently launched solutions to provide optimal capital structure tailored to advisors’ goals. Attractive use of capital while supporting advisors with succession planning. Trusted partnership with Raymond James Liquidity for succession planning Continuity for clients Maintain control of business +$50M Committed capital in first year of program Benefits to Advisors Pipeline growing rapidly Committed capital includes funded and unfunded commitments.

2 Advisor recruiting

Culture & People

"The people and the culture of the firm. You could tell it permeates every decision made."

Support & Resources

"The support given to advisors to help them best serve their clients."

Technology

"Technology and ease of use of systems for growing and managing your practice."

Independence

"Freedom to run your practice as you see fit but with all the support you need."

Advisor recruiting momentum reflects a **durable, culture-led growth model,** with **scale, technology, platform breadth** and **financial strength** reinforcing its appeal across affiliation options.

- Long-term track record of recruiting success across affiliation channels
- Collaborative recruiting across channels
- Geographical focus
- Next generation advisor strategy

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RAYMOND JAMES

Destination of choice for high-quality, experienced advisors

Recruited advisors with T12 production of $407 million in FY 2025, +21% y/y

Long history of attracting advisors across industry channels

Industry catalysts typically drive higher advisor activity in one channel versus another

No single firm accounted for more than half of recruited production in any channel for any fiscal year

NEW JOINS BY PRIOR FIRM AFFILIATION T12 PRODUCTION ($ MILLIONS)


Wirehouses
Independent B/D
Regional Broker
Other
$332
$318
$251
$335
$407
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025

NEW JOINS BY PCG AFFILIATION T12 PRODUCTION AS % OF TOTAL


RJA
RJFS
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025

New Join data represents trailing-twelve (T12) production at the advisor's prior firm. Raymond James & Associates (RJA) represents advisors in the employee affiliation model. Raymond James Financial Services (RJFS) represents advisors in the independent contractor division.

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RAYMOND JAMES

8,327 9,076 31-Mar-2021 31-Mar-2026 Employees Independent Contractors $95.0B $73.3B $60.7B $52.4B $53.8B 8.5% 7.7% 5.5% 3.8% 7.0% FY 2022 FY 2023 FY 2024 FY 2025 FYTD 2026 Charts not to scale. * Average of reported quarterly Domestic NNA from 2Q FY22 to 2Q FY26. Retaining and attracting the best advisors leads to strong net new asset growth 37 NUMBER OF FINANCIAL ADVISORS DOMESTIC NET NEW ASSETS GROWTH $ BILLIONS | % ANNUALIZED 5.9% Average* 2% 5-Yr CAGR

Private Wealth Platform Business Owner & Workplace Solutions Enhance Advisor Productivity $1.1 Billion Technology Investment AdvisorTime 3 38

$187M 2Q21 2Q26 Charts not to scale. CAGR for quarters ended March 31, 2021 to March 31, 2026. 1. Compensable revenues include asset management and related administrative fees, total brokerage revenues, and investment banking. Values based on Private Client Group (PCG) metrics. Giving advisors more capacity to serve clients more deeply 39 9% 5-Year CAGR AUA PER ADVISOR $ MILLIONS ANNUALIZED COMPENSABLE REVENUES(1) PER ADVISOR ($000) $676K $756K $676K $775K $864K $972K 2Q21 2Q26 8% 5-Year CAGR Free up advisor time: AI, automation and process improvement reduce administrative friction and low-value tasks. Enable deeper advice: Technology and data-driven insights help advisors prepare for meetings, identify client needs and deliver more personalized recommendations. Serve more complex clients: Private wealth, lending, trust, alternatives and business-owner solutions give advisors more ways to support sophisticated client needs.

PCG collaborates across the firm to provide deeper, more holistic advice to clients


PRIVATE CLIENT GROUP
Lending solutions
Stable source of deposits
Corporate executive services
Referrals
Referrals
Unique investment opportunities
High quality research
Product due diligence and selection (Asset Management Services) solutions
Unique access to portfolio managers
Investment options (Raymond James Investment Management)
BANK
Loans to institutional clients
Research
Referrals
Private Credit Joint Venture
CAPITAL MARKETS
Economic and industry research and perspectives
Trading
ASSET MANAGEMENT

40
RAYMOND JAMES

To recap


Multiple Affiliation Options
Power of Personal
Advisor- and Client-First Culture
RJF Stability
Book Ownership
Inspire and empower the world's best financial professionals

Asset Management Scott Curtis COO, Raymond James Financial President, Asset Management

Asset Management at a glance 43 $653M Net revenues $282M Financial Assets Under Management (“AUM”) 11% 5-year CAGR Net revenues 12% 5-year CAGR Financial AUM Fiscal year-to-date as of March 31, 2026 unless otherwise noted. 5-year CAGR for period FY 2020 – FY 2025. Asset Management Services (“AMS”) reflects sustained growth driven by PCG fee-based asset growth AMS: Launched foundational products such as the tax overlay and the Freedom Active-Passive portfolios Raymond James Investment Management (“RJIM”): Multi-boutique manager offering asset management services for certain retail accounts Recently acquired Clark Capital a leading asset management firm specializing in wealth-focused solutions

Asset Management supports advisors, bankers, and clients with a range of solutions



PRIVATE CLIENT GROUP
Lending solutions
Stable source of deposits
Corporate executive services
Referrals
Referrals
Unique investment opportunities
High quality research
Product due diligence and selection (Asset Management Services) solutions
Unique access to portfolio managers
Investment options (Raymond James Investment Management)
BANK
Loans to institutional clients
Research
Referrals
Private Credit Joint Venture
CAPITAL MARKETS
Economic and industry research and perspectives
Trading
ASSET MANAGEMENT

44

RAYMOND JAMES

Business snapshot

Business Unit	Description	Primary Clients	Revenue Drivers	Segment Financial Highlights
Asset Management Services	▪ Offers **discretionary and non-discretionary fee-based programs**—both managed and non-managed—**exclusively to PCG advisors and their clients**	▪ Raymond James financial advisors and their clients	▪ Recruiting fee-based advisors ▪ Conversion to fee-based and AMS-managed offering ▪ Market impact on assets	▪ **FYTD Mar-26 net revenues: $653M** – FY25 net revenues: $1.2B – 5-Year net revenues CAGR: 11% ▪ **FYTD Mar-26 pre-tax margin: 43%** – FY25 pre-tax margin: 42% – 5-Year pre-tax income CAGR: 12% ▪ **Financial AUM: $282B[2]** – **AMS: $216B** – **RJIM: $83B** ▪ **Non-discretionary assets: $609B** ▪ **$12B of trust-related client assets**
Raymond James Investment Management	▪ Offers a variety of **equity and fixed income objectives** managed by highly experienced portfolio management teams	▪ Raymond James & 3rd party financial advisors and their clients ▪ Institutional investors	▪ Net flows in existing strategies ▪ Expansion into high-fee strategies ▪ Market impact on assets	
Trust[1]	▪ Provides a broad range of **personal trust services** exclusively to PCG advisors and clients	▪ Raymond James financial advisors and their high-net-worth clients	▪ Increased RJ Advisor penetration ▪ Client and advisor demand for trust services and other products ▪ Market impact on assets	

All metrics as of FYTD March 2026 unless otherwise noted. CAGR for periods FY 2020 – FY 2025. 1. Includes services provided by Raymond James Trust, N.A. ("RJ Trust") and Raymond James Trust Company of New Hampshire ("RJTCNH"). 2. Excludes the portion of the AMS AUM that is managed by Raymond James Investment Management and, as a result, is included in both AMS and Raymond James Investment Management in the metrics herein.

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RAYMOND JAMES

5-year CAGR for fiscal year ending September 30, 2020 – September 30, 2025. 1. Excludes those fee-based assets for which the Asset Management segment provides administrative support but does not exercise discretion 2. Represents the portion of the AMS AUM that is managed by Raymond James Investment Management and, as a result, is included in both AMS and Raymond James Investment Management. This amount is removed in the calculation of “Total financial assets under management. 3. Represents financial assets under management as of April 30, 2026. Total financial assets under management and non-discretionary assets for Clark Capital were approximately $47 billion. 46 Consistent strong growth in financial assets under management… 102 134 120 139 183 209 216 60 68 64 69 77 82 83 (9) (10) (10) (11) (15) (16) (16) $153B $192B $174B $196B $245B $275B $282B $36B 30-Sep-2020 30-Sep-2021 30-Sep-2022 30-Sep-2023 30-Sep-2024 30-Sep-2025 31-Mar-2026 AMS RJIM Managed for related parties Clark Capital 12% 5-Year CAGR FINANCIAL ASSETS UNDER MANAGEMENT $ BILLIONS (1) (2) (3)

$284 $503 $246 $280 FY 2020 FY 2025 FYTD 2025 FYTD 2026 $715 $1,188 $583 $653 FY 2020 FY 2025 FYTD 2025 FYTD 2026 NET REVENUES $ MILLIONS PRE-TAX INCOME $ MILLIONS Charts not to scale. 5-year CAGR for period FY 2020 – FY 2025. FYTD 2025 and FYTD 2026 includes the first two quarters of fiscal year 2025 and 2026, respectively. …drives long-term revenue growth and operating leverage 47 11% 5-Yr CAGR 12% Y/Y Change 12% 5-Yr CAGR 14% Y/Y CAGR

AMS Value Proposition 48 Teams educate advisors on investment solutions, support the evolving product strategies, and consult across the fee- based advisory platform Tenured team of credentialed associates ensure optimal platform of separately managed accounts (SMAs) and actively manage a suite of discretionary model portfolios for financial advisors to offer their clients Collaboration with internal businesses, such as RJIM and PCG, where AMS has aligned objectives and interrelated business models Investment solutions Research and due diligence Synergies across RJF

5-year CAGR for fiscal year ending September 30, 2020 – September 30, 2025. *Excludes those fee-based assets for which the Asset Management segment provides administrative support but does not exercise discretion. 49 Consistent strong growth in financial assets under management… 102 134 120 139 183 209 216 30-Sep-2020 30-Sep-2021 30-Sep-2022 30-Sep-2023 30-Sep-2024 30-Sep-2025 31-Mar-2026 16% 5-Year CAGR ASSET MANAGEMENT SERVICES FINANCIAL AUM* $ BILLIONS

Asset Management Services strategic initiatives

Drive higher penetration of managed programs while increasing operating efficiency and leverage

ENHANCE THE PLATFORM



MODERNIZE PRICING



OPTIMIZE PROCESSES



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RAYMOND JAMES

Industry trends driving higher penetration of fee-based assets 51 Asset Management Services Billable Assets Managed Program Assets* $216B, 27% of total *As of March 31, 2026. Represents the portion of our PCG segment fee-based AUA that is invested in managed programs overseen by AMS. Excludes those fee-based assets for which the Asset Management segment provides administrative support but does not exercise discretion. Opportunity to drive further growth of managed program assets: • Tax optimization strategies • Direct indexing products • Provide education programs and portfolio benchmarking specifically for advisors managing client portfolios with discretion

Raymond James Investment Management

ASSET MIX
(as of 31-Mar-2026)



13%
26%
61%
51%
49%
Equity
Fixed
Balanced
Intermediary
Institutional

ASSETS UNDER MANAGEMENT: $83 BILLION
(as of 31-Mar-2026)

Boutique	Description
Eagle Asset Management	Fundamental, bottom-up manager with a focus on Small, Small/Mid, and Mid Cap Equity and high-net-worth fixed income strategies
Reams Asset Management	Total return, volatility driven institutional fixed income manager
Chartwell Investment Partners	Actively managed equity and fixed income strategies delivered to institutional and intermediary clients
ClariVest Asset Management	Behavioral manager integrating quantitative tools and qualitative insight to manage equity strategies across the market cap spectrum and the globe
Scout Investments	Fundamental equity manager with a focus on the Mid Cap space
Cougar Global Investments	Global tactical multi-asset manager utilizing a top-down approach with a focus on downside protection
Clark Capital Management[1]	Proprietary model portfolio and custom multi-asset class solutions to the mass affluent wealth marketplace

1. Acquired April 30, 2026. Related AUM not included in 2Q FY 2026 AUM.

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RAYMOND JAMES

RJIM Value Proposition 53 Investment excellence Diversified platform High-touch service Investment performance driving strong growth in financial assets under management over long-term High-touch service model with access to market experts, thought leadership, and portfolio management teams Diversified platform providing holistic investment solutions across asset classes & product structures throughout market cycles

RJIM’s multi-boutique structure provides diverse holistic investment solutions across asset classes & product structures Growth supported by PCG fee- based asset growth To recap 54 Continue to expand product breadth to meet needs of advisors and clients

Tash Elwyn President, Private Client Group Scott Curtis COO, Raymond James Financial President, Asset Management Private Client Group Asset Management Q&A

Capital Markets Jim Bunn President, Capital Markets & Advisory

Capital Markets at a glance 57 $1B Investment Banking FY25 revenue Strong reputation for high-quality small and mid-cap equity research Strong retention among senior producers across all capital markets businesses Full-service platform with deep expertise Lead with advice and high-touch service Entrepreneurial, meritocratic, collaborative culture Growth focus Synergy with other RJF businesses: PCG and Raymond James Bank A leading Fixed Income sales & trading business in the middle market 17% M&A and Advisory revenue CAGR from FY12 to FY25 $1.8B Capital Markets FY25 net revenues

Capital Markets supports and facilitates client activity across the firm



PRIVATE CLIENT GROUP
Lending solutions
Stable source of deposits
Corporate executive services
Referrals
Referrals
Unique investment opportunities
High quality research
Product due diligence and selection (Asset Management Services) solutions
Unique access to portfolio managers
Investment options (Raymond James Investment Management)
BANK
Loans to institutional clients
Research
Referrals
Private Credit Joint Venture
CAPITAL MARKETS
Economic and industry research and perspectives
Trading
ASSET MANAGEMENT

58
RAYMOND JAMES

Capital Markets Merger & Acquisition and Advisory 35% Fixed Income Brokerage 22% Debt Underwriting* 15% Equity Brokerage 10% Equity Underwriting 8% Affordable Housing Investments 8% All Other 2% $1.8B FY2025 Capital Markets Segment Net Revenues *Debt Underwriting includes Fixed Income, Public Finance, Structured Products, and Debt Capital Markets59

Business Snapshot

	Business Unit	Primary Clients	Revenue Drivers	Key Metrics
Investment Banking	Advisory	▪ Private companies ▪ Private Equity (PE) firms ▪ Public companies	▪ # of rev. producing MDs ▪ MD productivity ▪ Average fee size ▪ Market environment ▪ Lending	▪ **Average Sellside Fee:** $3M+ ▪ **Average Sellside Deal Size:** ~$250M ▪ **675+** professionals, ~**138** MDs
Investment Banking	Equity & Debt Capital Markets	▪ Public companies ▪ Mid to late-stage private co. ▪ Venture Capital firms ▪ Private Equity firms	▪ IPO environment ▪ Strength of public markets ▪ Distribution capabilities ▪ Lending	▪ **Avg. Equity Underwriting Fee:** $1.0M ▪ **CY25 Public Offerings:** 73 ▪ **40+** professionals
	Global Equites	▪ Institutional investors ▪ Mutual and index funds ▪ Hedge funds	▪ Equity research quality ▪ Corporate access/conferences ▪ General market activity ▪ Breadth and depth of products ▪ Capital commitment to clients	▪ **330+** professionals ▪ **65+** salespeople**, 19** traders**,** **50** research analysts ▪ **900+** companies covered
Fixed Income	Fixed Income Capital Markets	▪ Depositories ▪ Asset Managers ▪ Insurance companies ▪ Credit funds	▪ Slope of yield curve ▪ Liquidity in financial system ▪ Prevailing market sentiment ▪ Breadth and depth of products ▪ Capital (to clients / inventory)	▪ **470+** professionals ▪ **160+** salespeople**, 150+** traders
Fixed Income	Public Finance	▪ State and local governments ▪ Non-profit entities, including healthcare and education	▪ Interest rate environment ▪ State and local spending ▪ # of MDs / productivity ▪ Breadth / depth of geographic and product coverage	▪ **180+** professionals, **78** MDs ▪ Ranked as a **top 10** senior managing underwriter nationally
	Affordable Housing Investments Business	▪ Bank and corporate institutions ▪ Pensions, foundations, and endowments	▪ Tax credit availability ▪ Investment opportunities ▪ Investor capacity	▪ **FY25 Volume Closed:** $1.8B+ ▪ **150+** professionals
	RJL (Canada CM)	▪ Private companies ▪ PE firms ▪ Public corporations ▪ Institutional investors	▪ M&A and IPO environment ▪ Interest rate environment ▪ Equity research quality ▪ # of MDs / productivity	▪ **95+** professionals ▪ **~40** IB professionals, **60** Equities professionals

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RAYMOND JAMES

1,291 1,885 1,809 1,214 1,472 1,770 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 Charts not to scale. 5-year CAGR for period FY 2020 – FY 2025. 1. Results for FY 2025 reflected the impact of a reserve increase associated with the settlement of a certain legal matter which resulted in a $58M increase in "Other" expense in the Capital Markets segment. 2. FYTD includes the first and second quarter of fiscal 2025 and 2026, respectively Driving long-term growth through investments in platform and people 61 ($ in millions) NET REVENUES $ MILLIONS 17.4% 28.2% 22.9% (7.5%) 4.6% 8.2% 12.6% 7.1% FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 FYTD 2025 FYTD 2026 PRE-TAX MARGIN 6.5% 5-Yr CAGR (1) (2) (2) Impact of $58M legal matter; ~330bps to margin

Capital Markets & Advisory strategic initiatives 62 Recruit and acquire to deepen and expand investment banking capabilities and footprint Increase capabilities across fixed income business Grow equities products and content to leverage industry-leading equity research platform Scale recently launched renewables business (TReK) and acquired structured products advisory & placement business (GreensLedge) and leverage expertise across Capital Markets

63 Recruit & acquire to deepen and expand investment banking capabilities and footprint Deepen Penetration Within More Established Practices Grow Newer / Less Mature Practices Consumer Industrials Technology Financial Services Employee Stock Ownership Plan (ESOP) Advisory Private Placements Restructuring Private Capital Advisory European Advisory Healthcare / Biotech Debt Advisory / Leveraged Finance

INVESTMENT BANKING REVENUE MIX $ MILLIONS INVESTMENT BANKING MANAGING DIRECTORS(2) 290 639 709 418 521 623 258 185 285 210 85 131 150 87 133 172 143 110 168 263 127 $608 $1,096 $1,062 $613 $820 $1,036 $472 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 FYTD 2026 M&A and Advisory Equity Underwriting Debt Underwriting Charts not to scale. 1. FYTD 2026 as of March 31, 2026. 2. 5-year CAGR for period October 1, 2020 to October 1, 2025. Excludes Public Finance and Canadian operations. Driving long-term growth through consistent investment in talent 64 101 109 114 121 125 138 143 1-Oct-20 1-Oct-21 1-Oct-22 1-Oct-23 1-Oct-24 1-Oct-25 31-Mar-26 6% 5-Year CAGR (1)

Program Trading Fixed Income Total Return Products Electronic Trading Structured Products 65 Expand Fixed Income & Equities product offering to support clients

Deeply integrated across Raymond James; synergies with PCG and RJ Bank. Full-service investment banking and institutional trading platform built on advice and high-touch service. To recap 66 Focused on growth: scaling existing businesses, building new capabilities, recruiting senior talent, and acquisitions.

Bank Segment Steve Raney President, Bank Segment

Bank Segment at a glance 68 As of and for the three months ended March 31, 2026, unless otherwise noted. 1. Private banking loans include securities-based loans and residential mortgage loans. 2. 3-year CAGR for period Mar. 31, 2023 – Mar. 31, 2026. 62% total private banking loans(1) as % of total loans 2.81% Bank Segment net interest margin $55 billion loans outstanding 17% 3-yr CAGR(2) of Securities-Based Loans (SBL) 0.27% nonperforming assets as a % of total assets High-quality bank focused on strengthening wealth platform and deepening client relationships Diversified deposit base, anchored by relatively stable, low-cost Private Client Group deposits Serve financial advisors, wealth management & institutional clients Strong credit profile driven by our conservative culture and disciplined loan mix Strong capital ratios $69 billion total Bank Segment assets

196 367 382 371 380 491 235 339 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 FYTD 2025 FYTD 2026 765 672 1,084 2,013 1,716 1,776 859 973 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 FYTD 2025 FYTD 2026 NET REVENUES $ MILLIONS Charts not to scale. 5-year CAGR for period FY 2020 – FY 2025. FYTD 2025 and FYTD 2026 includes the first two quarters of fiscal year 2025 and 2026, respectively. Long-term profitability driven by continued loan growth and strong credit discipline 18% 5-Yr CAGR 13% Y/Y Change 69 PRE-TAX INCOME $ MILLIONS 44% Y/Y Change 20% 5-Yr CAGR

$21.2 $51.6 $48.3 $54.8 30-Sep-2020 30-Sep-2025 31-Mar-2025 31-Mar-2026 BANK LOANS $ BILLIONS BANK NET INTEREST INCOME & NET INTEREST MARGIN $ MILLIONS Charts not to scale. 5-year CAGR for period FY 2020 – FY 2025. TriState Capital Bank was acquired in 2022. *FYTD 2026 includes the first two quarters of fiscal year 2026. Strong loan growth focused on conservative underwriting and attractive risk-adjusted returns 19% 5-Yr CAGR 14% Y/Y Change $738 $642 $1,053 $1,957 $1,656 $1,715 $942 2.63% 1.95% 2.39% 3.28% 2.67% 2.71% 2.81% FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 FYTD 2026* 70

Bank growth driven by Private Client and institutional loans supported by PCG client deposits



PRIVATE CLIENT GROUP
Lending solutions
Stable source of deposits
Corporate executive services
Referrals
Referrals
Unique investment opportunities
High quality research
Product due diligence and selection (Asset Management Services) solutions
Unique access to portfolio managers
Investment options (Raymond James Investment Management)
BANK
Loans to institutional clients
Research
Referrals
Private Credit Joint Venture
CAPITAL MARKETS
Economic and industry research and perspectives
Trading
ASSET MANAGEMENT

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ASSET MIX HAS SHIFTED TOWARD PRIVATE BANKING LOANS OVER TIME ACCELERATED BY THE ACQUISITION OF TRISTATE CAPITAL IN FY 2022 3 9 8 6 12 20 10 34 $33B $69B 31-Mar-21 31-Mar-26 Favorable asset mix shift to attractive private banking loans over time Corporate loans(2) Available-for-sale securities Cash, tax-exempt loans & all other $ billions March 2021 data for Raymond James Bank. TriState Capital Bank was acquired in 2022. 1. Private banking loans include securities-based loans and residential mortgage loans. 2. Corporate loans include Corporate & Industrial (“C&I”), Corporate Real Estate (“CRE”), and Real Estate Investment Trust (“REIT”) loans. 3. 5-year CAGR for period Mar. 31, 2021 – Mar. 31. 2026 Private banking loans(1) 5-Year CAGR(3) 28% 11% (6%) 24% 72

Corporate 38% Private banking 62% C&I 19% CRE 14% REIT 3% Tax-exempt 2% Residential mortgage 20% SBL 42% LOAN PORTFOLIO MIX $55B TOTAL LOANS, NET As of March 31, 2026. Represents bank loans held for investment by portfolio segment as a percent of total loans held for investment. Diversified loan portfolio with focus on private banking loans 73

Diverse funding mix to support long-term growth

- Raymond James Bank Deposit Program (RJBDP) is low-cost and provides largest source of funding
- Additional diversification from TriState Capital Bank and Raymond James Bank Enhanced Savings Program (ESP)
- RJBDP third-party balances provide future capacity to support loan growth
- Stable funding supports loan growth, net interest margin and resilience across rate cycles

BANK SEGMENT DEPOSITS



Other
4%
RJBDP
96%
$26.8B
FY20
RJBDP
48%
ESP
20%
$62.4B
2Q FY26*
National
Sales
16%
Treasury
Management
11%
Other
5%

FY 2020 data for Raymond James Bank. TriState Capital Bank was acquired in 2022. *2Q26 data as of March 31, 2026.

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Bank Segment value proposition

Service-first culture

Respect for financial advisor independence

Comprehensive and growing product & solution set

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Bank Segment strategic initiatives

EXPAND SECURITIES-BASED LOANS



SUPPORT INSTITUTIONAL CLIENTS WITH FOCUSED CORPORATE LENDING



MANAGE CREDIT RISK



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Expand securities-based lending

Adding bank consultants to increase advisor penetration

Continuing automation to enhance advisor & client experience

Expand SBL product solutions

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SECURITIES-BASED LOAN BALANCES $ BILLIONS Tremendous loan growth with a lot of headroom for further growth 31-Mar-23 31-Mar-24 31-Mar-25 31-Mar-26 $23B 3-year CAGR for period Mar. 31, 2023 – Mar. 31, 2026 78 17% 3-Year CAGR Raymond James Bank SBL balances as % of PCG client AUA remains low leaving significant headroom for growth Clients continue to appreciate the value of SBL’s in meeting their needs. Over 75% of our PCG advisors have at least one client with an SBL. Continue to meet growing client demand for SBL’s as education and awareness increases

Corporate lending with focus on supporting clients

Corporate and tax-exempt loans, totaling approximately $21 billion, support funding needs of clients across the firm

Private Client Group

Robust Treasury Management Platform at TSC

Fund Finance

Capital Markets & Advisory Services

- Investment Banking
- Fixed Income
- Public Finance
- Private Credit
- Equity Research

As of March 31, 2026

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27% 53% 31% 13% 8% 1% 4% 6% 6% 2% 3% 3% 30% (5%) 9% 7% 3% 2% 1.2% 2.2% 2.4% 2.2% 1.8% 1.5% 1.3% 1.3% 1.3% 1.1% 1.0% 1.0% 1.7% 1.3% 0.9% 1.1% 1.0% 0.9% 0.7% 2.1% 2.5% 1.6% 1.2% 1.0% 0.7% 0.4% 0.5% 0.2% 0.1% 0.2% 0.1% 0.2% 0.1% 0.2% 0.3% 0.3% FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 BANK LOAN PROVISION/(BENEFIT) FOR CREDIT LOSSES AS % OF NET REVENUES Charts not to scale. Starting in June 2022, these metrics include the impact of the acquisition of TriState Capital Bank. 80 Strong credit metrics across cycles Loan mix skewed to wealth management clients leads to low credit exposure BANK SEGMENT HISTORICAL CREDIT METRICS

Loan mix shift to SBLs leading to favorable credit risk profile. High-quality bank focused on wealth client lending. To recap Capacity to support institutional client lending as spreads improve. 81

Technology Review Andy Zolper Chief Information Officer

83 IT at a glance * Estimated technology spend for FY 2026 $1.1B FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 FY 2026E* 14% 5-Yr CAGR Technology positions the firm for revenue growth and improved operating leverage over time. >70% technology investment is in wealth management businesses >1,800 global IT Associates 92% Advisor Satisfaction with Technology TECHNOLOGY SPEND $ BILLIONS

Enabling technology to drive collaboration across the firm

We support all lines of business, with over 70% of our technology investment in wealth management businesses.



PRIVATE CLIENT GROUP
Lending solutions
Stable source of deposits
Corporate executive services
Referrals
Referrals
Unique investment opportunities
High quality research
Product due diligence and selection (Asset Management Services) solutions
Unique access to portfolio managers
Investment options (Raymond James Investment Management)
BANK
Loans to institutional clients
Research
Referrals
Private Credit Joint Venture
CAPITAL MARKETS
Economic and industry research and perspectives
Trading
ASSET MANAGEMENT

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Test solutions with advisors and their teams. Metrics and feedback captured to drive enhancements & training. MEASURE & FEEDBACK Advisors, new recruits, competitive analysis and research. INPUT & ANALYSIS EXECUTION, COMMUNICATION, & TRAINING Training, resources and communication plans developed. Rollout technology. Strategy developed turned into executable roadmaps. STRATEGY, PRIORITIZATION & ROADMAPS Create usability vision and integrations. DESIGN & INTEGRATION BUSINESS REQUIREMENTS & DEVELOPMENT Business requirement documents (BRDs) to support development efforts and technical requirements are coded and implemented. • Advisors, including advisory councils • Tech Training & Education • Branch Change Management PILOT A uniquely deep understanding of our clients and their business. Designed by Advisors. Built for the Future. Business alignment This perspective enables us to focus on what truly adds value – deploying technology thoughtfully and prioritizing meaningful outcomes over novelty. 85

TECHNOLOGY ADVISORY COUNCIL (TAC) 86 Advisory Councils Our councils allows us to leverage valuable insights and perspectives from top and next-generation advisors to ensure our industry- leading advisor technology is just that – and built from the mind of the advisor. NEXTGEN TECHNOLOGY COUNCIL

87 Raymond James’ technology strategy – balancing scale, integration, and advisor usability – drives consistent productivity gains and positions the firm for durable, long-term growth. Competitive positioning Tech Profile Tradeoff Raymond James Advantage Wirehouses High tech spend Complex, less flexibility ✓ More agile, fully integrated advisor- driven platform Large IBDs Third-party solution- centric Fragmented ecosystems ✓ Cohesive, integrated experience Smaller Firms Flexibility Lack of scale, DIY burden ✓ Institutional capabilities with flexibility ▪ Advisor-centric agile platform ▪ Seamlessly integrated ▪ Institutional power, boutique flexibility ▪ Enterprise-grade scale and security ▪ Disciplined investment focus ▪ Drives recruiting and retention Raymond James Advantage

88 Raymond James’ advisor-first technology platform aligns directly with the industry’s top driver of recruiting and retention – supporting sustained advisor growth and productivity. A primary competitive lever in recruiting and retention Satisfaction with Aspects of Raymond James Experience Overall Satisfaction with Raymond James Satisfied 97% Advisor Satisfied 92% Technology Raymond James Voice of the Advisor Survey First Half of FY2026 91% Technology Service Center support Satisfied Technology Drives Advisor Movement ▪ #1 factor in recruiting decisions (54% of advisors) ▪ Key driver of both attraction and attrition ▪ Platform quality impacts productivity, satisfaction, and ease of transition Emerging Trends ▪ AI and integrated platforms are becoming competitive differentiators ▪ Players investing heavily to enhance advisor experience Source: Cerulli Report – U.S. Broker/Dealer Marketplace 2025

89 Technology roadmap Building on our strong foundation, we’ll continue our investments and enhancements in key initiatives. Core Modernization Business Process Innovation Advisor Platform and Productivity AI Scaling and Automation

90 Our proprietary data advantage is supported by sustained investment in enterprise data platforms, enabling scalable AI capabilities and faster insight generation, and supporting more differentiated advisor and client experiences. Data is the foundation of AI performance Many Competitors Raymond James Advantage Data Source Third-party/external Proprietary, enterprise-wide AI Differentiation Limited, commoditized High, embedded in workflows Scalability Constrained by access Improves over time Strategic Position Relies on vendors Builds long-term advantage

AI as an enabler of the Advisor-Client relationship 91 BACK OFFICE • Efficiency • Automation • Cost leverage MIDDLE OFFICE • Smarter support • Helping advisors operate more effectively FRONT OFFICE • Hyper-personalization • Serving more clients with tailored advice • Support holistic planning needs

What branches are saying about Raimond Unprompted feedback from branch advisors and their teams reinforces the strength and effectiveness of Raimond. 17k conversations in five months Over “It takes the place of most phone calls to the service desk.” “We use it daily and love it.” “This is a game changer!” “Gave it a complex scenario that even our CPA was impressed with the answer.” “This tool is nothing short of phenomenal thus far!” 92

Technology at Raymond James

Technology is a key enabler of durable growth, scalability, and operating leverage.

Maximizes Efficiency

Optimizes Performance

Enables Customization

Accelerates Growth


PRIVATE CLIENT GROUP
BANK
ASSET MANAGEMENT
CAPITAL MARKETS

Creates Seamless Experiences

Expands Client Reach

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Vin Campagnoli EVP, Technology & Operations Andy Zolper Chief Information Officer Jim Bunn President, Capital Markets & Advisory Steve Raney President, Bank Segment Capital Markets Bank Technology Q&A

Financial Review Butch Oorlog CFO, Raymond James Financial

Financial Overview 96 Consistent revenue growth across complimentary business segments Strong balance sheet Expense discipline focused on controlling base expenses while investing in growth Foundation for increased operating leverage Consistent capital priorities focused on growth

Track record of revenue growth… 5-year CAGR for period FY 2020 – FY 2025. FYTD 2025 and FYTD 2026 include the first two quarters of fiscal year 2025 and 2026, respectively. *Asset-based revenues include asset management and related administrative fees, asset-based brokerage revenues, net interest income, RJBDP fees, and mutual fund and annuity service fees. 97 CONSOLIDATED NET REVENUES $ MILLIONS $7,990 $9,760 $11,003 $11,619 $12,821 $14,065 $6,940 $7,594 72% 69% 73% 80% 78% 77% 77% 79% FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 FYTD 2025 FYTD 2026 Asset-based revenues* (%) 12% 5-year CAGR 9% Y/Y change

CONSOLIDATED NON-INTEREST EXPENSES $ BILLIONS (% OF TOTAL) PCG Financial Advisor Compensation & Benefits, 54% Incentive Compensation, 8% All Other Compensation and Benefits, 20% $6.1B FYTD 2026 62% of Consolidated Expenses are PCG Financial Advisor Compensation & Benefits and Incentive Compensation NON-COMPENSATION EXPENSES, 18% COMPENSATION EXPENSES Communications & Information Processing, 7% Occupancy & Equipment, 3% Business Development, 2% Investment Sub-Advisory Fees, 2% Professional Fees, 1% Bank Loan Provision for Credit Losses and Other, 3% FYTD 2026 includes first two quarters of fiscal year 2026. Values and percentages may not tie due to rounding. …highly variable cost model, with a significant portion of costs being growth-driven… 98

…and strong foundation to increase operating leverage

CONSOLIDATED PRE-TAX INCOME / MARGIN
$ MILLIONS


13.2%
18.4%
18.4%
19.6%
20.6%
19.3%
20.5%
19.3%
21%
5-year CAGR
3%
Y/Y
change
$1,052
$1,791
$2,022
$2,280
$2,643
$2,714
$1,420
$1,463
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
FYTD 2025
FYTD 2026

CONSOLIDATED ADJUSTED PRE-TAX INCOME / MARGIN*
$ MILLIONS


13.8%
20.2%
19.7%
20.5%
21.4%
20.0%
21.0%
19.9%
21%
5-year CAGR
3%
Y/Y
change
$1,105
$1,971
$2,169
$2,378
$2,740
$2,811
$1,459
$1,510
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
FYTD 2025
FYTD 2026

5-year CAGR for period FY 2020 – FY 2025. FYTD 2025 and FYTD 2026 include the first two quarters of fiscal year 2025 and 2026, respectively. *This is a non-GAAP measure. Beginning in fiscal year 2022, this non-GAAP measure was adjusted for additional expenses directly related to our acquisitions that we believe are not indicative of core operating results. Fiscal years 2021 through 2026 reflect the aforementioned acquisition-related expense adjustments, while fiscal year 2020 was not revised to reflect such adjustments. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures.

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Base expenses growing slower than revenues and growth expenses will benefit future periods… 100 2-year CAGR for the period FY 2023 – FY 2025. 1. Reflects incremental growth-driven investment sub-advisory fees. BASE Consolidated Expenses include: Back-office and support compensation and benefits Existing technology Occupancy and equipment Professional fees Brokerage, clearing and exchange fees 2-year CAGR: +8% Consolidated Expenses include: PCG financial advisor recruiting and retention- related compensation New technology Recruiting fees Account transfer (ACAT) fees Investment sub-advisory fees(1) 2-year CAGR: +14% 2-year CAGR: Consolidated net revenues +10% Non-interest expenses +10% GROWTH

…achieving PCG segment leverage on non-compensation expenses, net of incremental growth-related expenses PCG SEGMENT NON -COMPENSATION EXPENSES $ MILLIONS Illustrative expenses Back-office and support salaries and incentive compensation Run the business technology Occupancy and equipment Professional fees Brokerage, clearing and exchange fees 2-year CAGR: +8% PCG INCREMENT AL GROWTH -DRIVEN NON-COMPENSA TION EXPENSES 101 Expenses include: Recruiting fees Account transfer (ACAT) fees Investment sub-advisory fees Incremental FY26 YTD expense: $28M $511 $511 $539 $564 1H FY25 PCG Non-comp expenses All other non-comp expense growth PCG growth-driven non- comp expenses 1H FY26 PCG Non-comp expenses +10% y/y

*FYTD 2026 reflects the first two quarter of fiscal year 2026, annualized. **These are non-GAAP measures. Beginning in fiscal 2022, these non-GAAP measures were adjusted for additional expenses directly related to our acquisitions that we believe are not indicative of core operating results. Fiscal 2021 through 2026 reflect the aforementioned acquisition-related expense adjustments, while fiscal 2020 was not revised to reflect such adjustments. See the schedules in the Appendix of this presentation for additional information on these measures and a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures. Disciplined and consistent focus on core values driving long-term shareholder returns 102 11.9% 18.4% 17.0% 17.7% 18.9% 17.7% 17.7% 12.5% 20.0% 18.2% 18.4% 19.6% 18.3% 18.2% 13.6% 22.2% 21.1% 22.5% 23.3% 21.3% 21.2% FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 FYTD 2026* Return on Common Equity Adjusted Return on Common Equity** Adjusted Return on Tangible Common Equity** RETURN ON COMMON EQUITY

Strong balance sheet and liquidity

Financial strength a relevant differentiating factor to advisors and clients

KEY METRICS

	Internal target	March 31, 2026
Total assets		$91.9B
Total common equity attributable to RJF		$12.6B
RJF corporate cash[(1)]	$1.2B	$3.0B
Total debt to book capitalization ratio[(2)]	< 32%	22%
Weighted average maturity of senior notes		~19 years
RJF tier 1 leverage ratio	10%	12.4%

MOST RECENT CREDIT RATINGS

Fitch
A- rating
Stable Outlook

Moody's
A3 rating
Stable Outlook

Standard and Poor's
A- rating
Stable Outlook

As of March 31, 2026, unless otherwise noted. 1. This amount includes cash on hand at the parent, as well as parent cash loaned to RJ&A, which RJ&A has invested on behalf of RJF or otherwise deployed in its normal business activities. 2. Calculated as consolidated funded indebtedness (corporate debt/senior notes plus other borrowings less FHLB advances) divided by consolidated RJF common equity plus consolidated funded indebtedness.

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28.2 29.8 12.5 1.1 20.1 $29.3B $62.4B - - $25.1B $13.6B March 31, 2021 March 31, 2026 RJBDP - Third-party balances Other bank deposits ESP* RJBDP - Bank Segment As of March 31, 2026. TriState Capital Bank was acquired in 2022.*In March 2023, we introduced our Enhanced Savings Program (ESP), in which Private Client Group clients may deposit cash in a high-yield Raymond James Bank account. Strategies over the past 5 years have resulted in a diverse funding base anchored by PCG client relationships 104 RJBDP and ESP deposits are primarily sourced from PCG client relationships Third-party balances are held off- balance sheet and amounts above our internal target of ~$10 billion are immediately available to fund growth TOTAL DEPOSIT FUNDING SOURCES $ BILLIONS 84% FDIC-Insured (95% at Raymond James Bank)

$2.1B dividends paid $4.1B share repurchases $4.6B to shareholders equity $10.8B Net Income (FY 2020 – FYTD 2026) Returned to shareholders 57% Invested in growth strategies 43% Capital actions 105 Strong capital generation funds disciplined capital deployment FYTD 2026 includes first two quarters of fiscal year 2026. Values and percentages may not tie due to rounding. Share repurchases under the Board of Directors’ common stock repurchase authorization. Dividends paid to common shareholders.

$0.99 $1.04 $1.36 $1.68 $1.80 $2.00 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 Invest in organic growth across core businesses Acquisitions which align culturally, strategically, and acquired at prices that add long-term value Sustainable and increasing dividend Manage regulatory capital levels through share repurchases Capital priorities…disciplined and consistent 106 Total returned to shareholders and tier 1 leverage ratio as of March 31, 2026. Tier 1 leverage ratio chart data labels shown as of December 31st of the respective fiscal year. Share repurchases under the Board of Directors’ common stock repurchase authorization. Dividends paid to common shareholders. 15% 5-Year CAGR COMMON DIVIDENDS PER SHARE CUMULATIVE COMMON STOCK REPURCHASES $4.1B 15.8% 12.9% 12.1% 11.3% 12.1% 13.0% 12.4% FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 FYTD 2026 Tier 1 leverage ratio

Financial targets Adjusted compensation ratio* ~65% Adjusted pre-tax margin* ~20% Adjusted return on common equity 17%+ Adjusted return on tangible common equity 20%+ 107 KEY ASSUMPTIONS: ▪ Current equity markets and short-term interest rates ▪ Investment banking revenues grow mid-single digit rate supported by strong pipeline; timing of closings remains uncertain ▪ Advisor recruiting costs continue at current pace ▪ Consistent share repurchases ▪ Full year effective tax rate 25% These targets represent non-GAAP financial measures and exclude potential material items that may not be indicative of our core operating results. Achieving these targets could be impacted by various factors. *On net revenues.

Capital generation and deployment underpinned by established priorities Solid financial performance To recap 108 Continue to invest in growth Strong balance sheet with disciplined, consistent management approach

Q&A Butch Oorlog CFO, Raymond James Financial Paul Shoukry CEO, Raymond James Financial

Appendix

Presenter Biographies

Paul Shoukry Paul Shoukry is CEO and a board member of Raymond James Financial, Inc., a leading diversified financial services company providing private client group, capital markets, asset management, banking and other services to individuals, corporations and municipalities. He previously served as president from 2024-2025 in anticipation of taking over the CEO role and served as the firm’s CFO from 2020 to 2024. Paul graduated magna cum laude with bachelor’s and master’s degrees of Accountancy and was a Leonard Leadership Scholar at The University of Georgia. He earned an MBA with honors from Columbia University. Paul and his wife Amy endowed and named the Leadership Speaker Series at the Terry College of Business at The University of Georgia. He also received the Alumni of Distinction award from the University of Georgia Graduate School. He is passionate about childhood education and serves on the Board of Governors for the Boys and Girls Clubs of America, the Board of Directors for First Tee of Tampa Bay, and the board of trustees for the need-based, inner- city school Academy Prep Center of Tampa. Paul and Amy served as the co-chairs for the 2024 American Heart Association’s Tampa Bay Heart Ball. They are members of the United Way Tocqueville Society and were honored with the Fred S. Ridley Grand Oak community award. Chief Executive Officer, Raymond James Financial Presenter biographies 112

Tash Elwyn Tash Elwyn is president of Raymond James’ Private Client Group, leading the firm’s domestic wealth management businesses that include approximately 9,000 employee and independent financial advisors and generate approximately 70 percent of overall firm revenues. Prior to his current role, he served as president and CEO of Raymond James & Associates (RJA), supporting the financial advisors in our employee Private Client Group (PCG). Tash became RJA PCG president in 2012 and president & CEO of RJA in 2018. He also served as divisional director and senior vice president of the Atlantic Division of RJA for five years. He began his career at Raymond James in 1993 as a financial advisor trainee out of college. After building a successful practice, he became an assistant branch manager in Atlanta and subsequently a branch manager in Chattanooga. Within Raymond James, Tash serves on the Raymond James Executive Leadership Team and as a director on the boards of Raymond James Financial Services, Raymond James & Associates, Raymond James Wealth Management UK, and Raymond James Investment Services Private Client Group. A graduate of Emory University, Tash remains active with the school serving on the Emory University Board of Trustees. He has also served on the Emory College of Arts & Sciences Dean’s Advisory Council, Emory Board of Governors, the Emory College Alumni Board, and the Alumni Admissions Network and has been a mentor in the Emory Career Network. He is also an alumnus of SIFMA’s Securities Industry Institute. A native of Boston, Tash grew up in Stone Mountain, Georgia, and today lives in St. Petersburg, Florida, with his wife and two children. He is active both locally and nationally as board member and past chair of the Pinellas Education Foundation Board, as a mentor with the University of South Florida Corporate Mentor Program, as a member of the U.S. Soccer At-Large Development Council, and as a trustee of the USA Climbing Foundation. President, Private Client Group Presenter biographies 113

Scott Curtis Scott Curtis is COO and leads the firm’s Asset Management segment, global corporate real estate, corporate marketing, office services, and strategic initiatives supporting the firm’s continued growth and success. Prior to his promotion to COO, from 2018-2024 Scott served as president of Raymond James’ Private Client Group, where he led the firm’s domestic wealth management businesses comprising close to 8,000 financial advisors and $1.3 trillion in client assets under administration, while generating approximately 70% of the firm’s annual revenues. During the prior six years Scott was president of Raymond James Financial Services where he directed the firm’s business supporting independent financial advisors. He was promoted to president of RJFS following six years as senior vice president of Raymond James & Associates Private Client Group where he directed numerous initiatives focused on revenue growth, efficiency enhancements, product development, risk mitigation, and service improvement. Scott joined Raymond James in February 2003 as president of Raymond James Insurance Group, after 13 years with GE Financial Assurance in a variety of senior leadership roles – including as national sales director for investment products and as president of the firm’s retail broker/dealer. Scott earned an MBA from the Ross School of Business at the University of Michigan and received a BA in economics and English from Denison University. Scott is a member of the firm’s Executive Leadership Team, serves on the board of Raymond James Bank, and on FINRA’s Board of Governors. He is also a board member of the Chi Chi Rodriguez Youth Foundation and the United Way Suncoast Board of Directors. Chief Operating Officer 114 Presenter biographies

Jim Bunn Jim Bunn is the president of Capital Markets & Advisory for Raymond James. Prior to his current role, Mr. Bunn served as the president of Global Equities & Investment Banking and head of Investment Banking. From 2009 to 2013, Mr. Bunn was a Managing Director and Co-Head of Technology Services group for Raymond James. He has more than 17 years of investment banking experience working with software, transaction processing and technology-enabled outsourcing companies. Prior to joining Raymond James, Mr. Bunn was head of the financial technology investment banking practice for Lane, Berry & Co., a leading middle market advisory firm that was acquired by Raymond James in 2009. Prior to Lane Berry, Mr. Bunn was with Citigroup Global Markets in the electronic financial services group focusing exclusively on the financial technology, payment and transaction processing industries. Mr. Bunn has completed more than 100 transactions over the course of his career. He received both his undergraduate degree and his MBA from the University of Michigan. President, Capital Markets & Advisory Presenter biographies 115

Steve Raney Steve Raney oversees the firm’s Bank segment, serves as the executive chairman of Raymond James Bank, and is on the board of TriState Capital Bank. Both banks are wholly-owned subsidiaries of Raymond James Financial. Steve also serves on the board of Raymond James Trust and is one of the 13 members of Raymond James Financial’s Executive Leadership team. Steve joined Raymond James Bank in 2006 as CEO, following a 17-year career at Bank of America. He is the past chairman of the board of trustees of the Tampa Bay History Center and serves on the board of directors of Starting Right, Now; a program aimed at meeting the needs of homeless high school students in the Tampa Bay community. Steve is on the board of the Moffitt Cancer Center Foundation and is the Raymond James representative to the Florida Council of 100. Steve is a Tampa native and earned a bachelor’s degree in finance from the University of Florida and an MBA from Hough Graduate School of Business at the University of Florida. He and his wife, Natalie, live in Tampa; they have two sons and are members of South Tampa Fellowship Church. President, Bank Segment Presenter biographies 116

Vin Campagnoli Vin Campagnoli is the executive vice president of Technology and Operations for Raymond James and is responsible for managing all aspects of technology and operations across Raymond James’ businesses. Prior to his current role, Vin served as the firm's chief information officer (CIO). He joined Raymond James in 2011 as senior vice president and head of PCG Technology Strategy and Development and was named CIO at Raymond James Financial in 2013. Prior to joining Raymond James, Vin held senior technology positions at UBS Wealth Management Americas, Morgan Stanley and Prudential/Wachovia Securities. Vin was recognized as CIO of the Year in the public firm category at Tampa Bay Business Journal’s 2017 CIO of the Year. The firm has won technology innovation awards the last ten years, recognizing the commitment to technology-based solutions. Originally from Yonkers, New York, Vin received his degree in computer information systems from Iona College in New Rochelle, New York, and an MBA from Pace University in New York City. Currently he serves as a member of the RJFS Board of Directors, RJ Ltd Board of Directors, and is a member of the RJ Executive Leadership Team. Additionally, he serves as a board member on the Chi Chi Rodriguez Youth Foundation Board of Directors and as a board member of Archbishop Stepinac High School. EVP, Technology & Operations Presenter biographies 117

Andy Zolper Andy Zolper is Chief Information Officer for Raymond James Financial. He leads a global team of experts who deliver world class technology capabilities to our advisors, associates, and clients. Andy is a member of the firm's Operational Risk Management Committee and the Enterprise Risk Management Committee and serves as the executive sponsor of the firm’s veterans inclusion network ("Valor"). Prior to being named RJF CIO, he was Chief Information Security Officer for 9 years and then IT Chief Operating Officer for 3 years. Over the past 35 years Andy has held numerous technology and cyber security roles with companies including UBS, JP Morgan Chase, and Verizon. He is a graduate of the Virginia Military Institute and is a proud US Marine Corps veteran. Now that their five children are grown, Andy and his wife Linda are Florida Guardians ad Litem, court-appointed volunteer advocates for children in the foster care system. Chief Information Officer Presenter biographies 118

Butch Oorlog Butch Oorlog joined Raymond James in 2004 as chief financial officer for Raymond James Tax Credit Funds, Inc. In 2009, he joined the finance area within the firm with accounting and reporting oversight responsibilities for the domestic Broker-Dealer subsidiaries and the RJF Parent, where he served in a variety of roles of increasing responsibility. Those responsibilities at one time or another included oversight of accounting and financial reporting at the firm’s asset management and capital markets businesses and direct involvement in the due diligence and financial integration of each of Raymond James’ acquisitions since 2010. From 2012 to 2017 he was also responsible for overseeing the company’s SEC reporting function. He either serves as a member or chair of the RJF Asset/Liability Committee, the RJF Capital Planning Committee, Raymond James Bank Asset Liability Committee, the Enterprise Risk Management Committee, the Accounting Policy Committee and the Disclosure Committee. Prior to joining the firm, Butch was the chief financial officer of a privately held building materials manufacturer. He started his career at Price Waterhouse. Butch graduated with bachelor’s and master’s degrees in accounting from Florida State University and is a Certified Public Accountant. Chief Financial Officer, Raymond James Financial Presenter biographies 119

Executive Leadership Team Tash Elwyn President Private Client Group Jonathan Santelli EVP & General Counsel Raymond James Financial Steve Raney President Bank Segment Jim Bunn President Capital Markets & Advisory Chris Aisenbrey Chief Human Resources Officer Raymond James Financial Bella Loykhter Allaire Chief Administrative Officer Raymond James Financial Vin Campagnoli Executive Vice President Technology & Operations T.J. Haynes-Morgan Chief Audit Executive Raymond James Financial Tarek Helal Chief Strategy Officer Raymond James Financial David Krauss Chief Risk Officer Raymond James Financial Scott Curtis Chief Operating Officer Raymond James Financial Paul Shoukry Chief Executive Officer Raymond James Financial Butch Oorlog Chief Financial Officer Raymond James Financial 120

Non-GAAP Reconciliations

We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non- GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provide useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures for those periods which include non-GAAP adjustments. continued on next slide Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) Please refer to the footnotes for additional information. 122

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited)

	Twelve months ended					Six months ended	
$ in millions	September 30, 2021	September 30, 2022	September 30, 2023	September 30, 2024	**September 30, 2025**	March 31, 2025	**March 31, 2026**
Net income available to common shareholders	$ 1,403	$ 1,505	$ 1,733	$ 2,063	**$ 2,130**	$ 1,092	**$ 1,104**
Non-GAAP adjustments:							
Expenses related to acquisitions:							
Compensation, commissions and benefits:							
Acquisition-related retention [(1)]	48	58	70	42	**31**	16	**13**
Other acquisition-related compensation	1	2	10	—	**4**	—	**1**
Total "Compensation, commissions and benefits" expense	49	60	80	42	**35**	16	**14**
Communication and information processing	—	—	2	2	**2**	—	**4**
Professional fees	10	12	3	4	**10**	2	**6**
Bank loan provision for credit losses – Initial provision for credit losses on acquired loans [(2)]	—	26	—	—	**—**	—	**—**
Other:							
Amortization of identifiable intangible assets [(3)]	21	33	45	44	**41**	21	**20**
Initial provision for credit losses on acquired lending commitments [(2)]	—	5	—	—	**—**	—	**—**
All other acquisition-related expenses	2	11	—	5	**9**	—	**3**
Total "Other" expense	23	49	45	49	**50**	21	**23**
Total expenses related to acquisitions	82	147	130	97	**97**	39	**47**
Losses on extinguishment of debt [(4)]	98	—	—	—	**—**	—	**—**
Other – Insurance settlement received [(5)]	—	—	(32)	—	**—**	—	**—**
Total pre-tax impact of non-GAAP adjustments	180	147	98	97	**97**	39	**47**
Tax effect of non-GAAP adjustments	(43)	(37)	(25)	(23)	**(22)**	(10)	**(10)**
Total non-GAAP adjustments, net of tax	137	110	73	74	**75**	29	**37**
Adjusted net income available to common shareholders	$ 1,540	$ 1,615	$ 1,806	$ 2,137	**$ 2,205**	$ 1,121	**$ 1,141**
Pre-tax income	$ 1,791	$ 2,022	$ 2,280	$ 2,643	**$ 2,714**	$ 1,420	**$ 1,463**
Pre-tax impact of non-GAAP adjustments (as detailed above)	180	147	98	97	**97**	39	**47**
Adjusted pre-tax income	$ 1,971	$ 2,169	$ 2,378	$ 2,740	**$ 2,811**	$ 1,459	**$ 1,510**
Pre-tax margin [(6)]	18.4%	18.4%	19.6%	20.6%	**19.3%**	20.5%	**19.3%**
Adjusted pre-tax margin [(6)]	20.2%	19.7%	20.5%	21.4%	**20.0%**	21.0%	**19.9%**

Please refer to the footnotes for additional information.

123

continued on next slide

RAYMOND JAMES

*The non-GAAP financial measures for the twelve months ended September 30, 2020 were not revised to reflect the aforementioned additional expenses related to our acquisitions. Twelve months ended $ in millions September 30, 2020 Net income available to common shareholders $ 818 Non-GAAP adjustments: Acquisition and disposition-related expenses (7) 7 Reduction in workforce expenses (8) 46 Pre-Tax impact of non-GAAP adjustments 53 Tax effect of non-GAAP adjustments (13) Total non-GAAP adjustments, net of tax 40 Adjusted net income available to common shareholders $ 858 Pre-tax income $ 1,052 Pre-tax impact of non-GAAP adjustments (as detailed above) 53 Adjusted pre-tax income $ 1,105 Pre-tax margin (6) 13.2% Adjusted pre-tax margin (6) 13.8% Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 124 continued on next slide Please refer to the footnotes for additional information.

Twelve months ended Six months ended $ in millions September 30, 2021 September 30, 2022 September 30, 2023 September 30, 2024 September 30, 2025 March 31, 2025 March 31, 2026 Average common equity (9) $ 7,635 $ 8,836 $ 9,791 $ 10,893 $ 12,035 $ 11,857 $ 12,494 Adjusted average common equity (9) $ 7,693 $ 8,887 $ 9,819 $ 10,929 $ 12,067 $ 11,872 $ 12,511 Average tangible common equity (9) $ 6,879 $ 7,608 $ 7,992 $ 9,131 $ 10,315 $ 10,130 $ 10,750 Adjusted average tangible common equity (9) $ 6,937 $ 7,659 $ 8,020 $ 9,167 $ 10,347 $ 10,145 $ 10,767 Return on common equity (13) 18.4% 17.0% 17.7% 18.9% 17.7% 18.4% 17.7% Adjusted return on common equity (13) 20.0% 18.2% 18.4% 19.6% 18.3% 18.9% 18.2% Return on tangible common equity (ROTCE) (13) 20.4% 19.8% 21.7% 22.6% 20.6% 21.6% 20.5% Adjusted ROTCE (13) 22.2% 21.1% 22.5% 23.3% 21.3% 22.1% 21.2% Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 125 continued on next slide Please refer to the footnotes for additional information.

*The non-GAAP financial measures for the twelve months ended September 30, 2020 were not revised to reflect the aforementioned additional expenses related to our acquisitions. Twelve months ended $ in millions September 30, 2020 Average common equity (9) $ 6,860 Adjusted average common equity (9) $ 6,868 Average tangible common equity (9) $ 6,286 Adjusted average tangible common equity (9) $ 6,294 Return on common equity (10) 11.9% Adjusted return on common equity (10) 12.5% Return on tangible common equity (ROTCE) (10) 13.0% Adjusted ROTCE (10) 13.6% Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 126 continued on next slide Please refer to the footnotes for additional information.

(1) Includes acquisition-related compensation expenses arising from equity and cash-based retention awards issued in conjunction with acquisitions. Such retention awards are generally contingent upon the post-closing continuation of service of certain associates who joined the firm as part of such acquisitions and are expensed over the requisite service period. (2) The twelve months ended September 30, 2022 included an initial provision for credit losses on loans and lending commitments acquired as part of our TriState Capital acquisition of $26 million (included in “Bank loan provision/(benefit) for credit losses”) and $5 million (included in “Other” expense). These provisions were required under U.S. generally accepted accounting principles to be recorded in earnings in the reporting period following the acquisition date. (3) Amortization of identifiable intangible assets, which was included in “Other” expense, includes amortization of identifiable intangible assets arising from our acquisitions. (4) Losses on extinguishment of debt include make-whole premiums, the accelerated amortization of debt issuance costs, and certain legal and other professional fees associated with the redemptions of our $250 million of 5.625% senior notes due 2024 and our $500 million of 3.625% senior notes due 2026, which occurred during our fiscal third quarter of 2021. (5) The twelve months ended September 30, 2023 included the favorable impact of a $32 million insurance settlement received during the period related to a previously settled litigation matter. This item has been reflected as an offset to “Other” expenses within our Other segment. In the computation of our non-GAAP financial measures, we have reversed the favorable impact of this item on adjusted pre-tax income and adjusted net income available to common shareholders. (6) Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period. (7) The twelve months ended September 30, 2020 included a $7 million loss in our Capital Markets segment related to the sale of our interests in certain entities that operated predominantly in France. (8) Reduction in workforce expenses for the twelve months ended September 30, 2020 are associated with position eliminations that occurred in our fiscal fourth quarter of 2020 in response to the economic environment. These expenses primarily consist of severance and related payroll expenses, as well as expenses related to company-paid benefits. These expenses are included in our Other segment. (9) For the year-to-date period, average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated period to the beginning of year total, and dividing by three, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated period to the beginning of year total, and dividing by three. For the annual period, average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated period to the beginning of year total, and dividing by five, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated period to the beginning of year total, and dividing by five. Adjusted average common equity is computed by adjusting for the impact on average common equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period. (10) Return on common equity is computed by dividing annualized net income available to common shareholders by average common equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income available to common shareholders by average tangible common equity for each respective period. Adjusted return on common equity is computed by dividing annualized adjusted net income available to common shareholders by adjusted average common equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income available to common shareholders by adjusted average tangible common equity for each respective period. Tangible common equity is defined as total common equity attributable to Raymond James Financial, Inc. less goodwill and identifiable intangible assets, net of related deferred taxes. Footnotes 127